UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2022

FREYR Battery

(Exact name of registrant as specified in its charter)

Luxembourg	001-40581	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412F, route D’Esch, L-2086 Luxembourg Grand Duchy of Luxembourg
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +352 46 61 11 3721
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	FREY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Ordinary Share for $11.50 per share	FREY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2022 Annual General Meeting of Shareholders of FREYR Battery (the “Company”) held solely via videoconference initiated from Luxembourg, Grand Duchy of Luxembourg, on June 15, 2022, the shareholders voted on the 11 resolutions contained in the Convening Notice and Proxy Statement for the 2022 Annual General Meeting (dated May 20, 2022 and filed with the Securities and Exchange Commission), and all of the resolutions were adopted due to the fact that a majority of the shareholders voted in favor of such resolutions . All resolutions were decided on poll, and no resolutions were amended or withdrawn. The results of the voting on each resolution are set forth below.

Resolution I

It was resolved, as an ordinary resolution, to approve the allocation of 50,000 options to each director of the Company during the financial year ended on December 31, 2021.

For	Against	Abstentions	Broker Non-Votes
42,580,970	5,673,731	62,324	0

Resolution II

It was resolved, as an ordinary resolution, to approve the allocation of 50,000 options to each director of the Company during the financial year ending on December 31, 2022 (Resolution II).

For	Against	Abstentions	Broker Non-Votes
42,564,400	5,692,582	60,043	0

Resolution III

It was resolved, as an ordinary resolution, to approve the audited consolidated financial statements for the financial year ended on December 31, 2021 prepared in accordance with US Generally Accepted Accounting Principles (US GAAP).

For	Against	Abstentions	Broker Non-Votes
48,238,921	40,817	37,287	0

Resolution IV

It was resolved, as an ordinary resolution, to approve the audited standalone annual accounts for the financial year ended on December 31, 2021 prepared in accordance with Generally Accepted Accounting Principles in Luxembourg (Lux GAAP).

For	Against	Abstentions	Broker Non-Votes
48,184,369	25,049	107,607	0

Resolution V

It was resolved, as an ordinary resolution, to approve the allocation of the results of the Company based on the 2021 standalone annual accounts.

For	Against	Abstentions	Broker Non-Votes
48,216,344	49,101	51,580	0

Resolution VI

It was resolved, as an ordinary resolution, to grant full and total discharge of liability (quitus) to the members of the Board of Directors for the exercise of their mandates for and in connection with the financial year ended on December 31, 2021.

For	Against	Abstentions	Broker Non-Votes
47,838,231	342,940	135,854	0

Resolution VII

It was resolved, as an ordinary resolution, to approve the principle of a remuneration to be paid to the members of the Board of Directors for the financial year ending on December 31, 2022 and to decide on the amounts of such remuneration.

For	Against	Abstentions	Broker Non-Votes
46,514,215	1,726,875	75,935	0

Resolution VIII

It was resolved, as an ordinary resolution, to renew the mandate of PricewaterhouseCoopers as independent auditor (réviseur d'entreprises agréé) of the Company for the consolidated quarterly and annual financial statements prepared in accordance with US Generally Accepted Accounting Principles (US GAAP) and the standalone annual accounts prepared in accordance with the Generally Accepted Accounting Principles in Luxembourg (Lux GAAP) for a period ending at the annual general meeting of shareholders approving the annual accounts for the financial year ending on December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
48,268,642	25,967	22,416	0

Resolution IX

It was resolved, as an ordinary resolution, to renew the mandate of each of the current directors of the Company for a period ending at the annual general meeting of shareholders approving the annual accounts for the financial year ending on December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
47,209,646	546,073	561,306	0

Resolution X

It was resolved, as an ordinary resolution, to approve and ratify the adoption and implementation of the 2021 Equity Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
43,734,195	4,298,351	284,479	0

Resolution XI

It was resolved, as an ordinary resolution, to authorize any director of the Company and/or any lawyer or employee of Arendt & Medernach S.A., any employee of Arendt Services S.A., all professionally residing in Luxembourg, each acting individually and with full power of substitution, to arrange (i) for the filing of the 2021 standalone annual accounts and the 2021 consolidated financial statements with the Luxembourg Trade and Companies Register as well as with any filing that may be required in connection with the preceding resolutions and (ii) for any publication on the Recueil électronique des sociétés et associations that may be required in connection with the preceding resolutions.

For	Against	Abstentions	Broker Non-Votes
47,964,820	262,954	89,251	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FREYR Battery

By:	/s/ Are L. Brautaset
	Name:	Are L. Brautaset
	Title:	Chief Legal Officer

Dated: June 15, 2022

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